UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2018

Annual Report

to Shareholders

DWS RREEF Global Infrastructure Fund

(formerly Deutsche Global Infrastructure Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800)-728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800)-728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
18	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
28	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm
42	Information About Your Fund’s Expenses
44	Tax Information
45	Advisory Agreement Board Considerations and Fee Evaluation
50	Board Members and Officers
55	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS RREEF Global Infrastructure Fund

Letter to Shareholders

Dear Shareholder:

The picture for the economy and markets continues to be positive with corporate fundamentals continuing to be solid, a tight labor market and inflation near the Federal Reserve Bank’s target.

Nevertheless, the fourth quarter of 2018 introduced a level of volatility that investors have not seen in quite a while. That trend continues into the new year, triggered by uncertainty around trade conflicts, the withdrawal of liquidity by central banks, higher interest rates and concerns around European hot spots such as Italy and the United Kingdom.

While these issues bear close watching, our Chief investment Officer (“CIO”) and Chief Economist agree that the markets remain broadly attractive. The rate hike cycle appears to be nearing its end, inflation remains under control and recession is not on the near horizon.

The “Insight” section of our Web site, dws.com, is home to a comprehensive library of market and economic views around current developments, opportunities and emerging risks. We invite you to visit us online often to stay apprised of the market landscape and what it may mean for you.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS RREEF Global Infrastructure Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 10 for more complete performance information.

Investment Strategy

The Fund seeks total return from both capital appreciation and current income. Under normal circumstances, the Fund invests at least 80% of net assets in the securities of U.S. and non-U.S. infrastructure-related companies.

For its most recent fiscal year ended December 31, 2018, Class A shares of DWS RREEF Global Infrastructure Fund returned –11.24%. In comparison, the MSCI World Index returned –8.71%, and the Dow Jones Brookfield Global Infrastructure Index returned –7.87%.

Global infrastructure stocks as measured by the Dow Jones Brookfield Infrastructure Index outpaced the broader global equity market as measured by the MSCI World Index as the defensive characteristics of infrastructure securities helped to cushion market volatility to some degree. The year 2018 began on a high note for financial markets, but “risk on” sentiment quickly gave way to heightened volatility in early February. The U.S. administration’s confrontational policies regarding trade sparked the initial sell-off, while rising U.S. bond yields as well as slower economic growth in many parts of the globe worried investors. Equity markets largely stabilized through the second and third quarters as investors brushed off geopolitical risk and other headwinds to deliver solid returns based on favorable earnings and economic data. However, the positive sentiment faded during the fourth quarter on concerns over slippages in global growth, a lack of clarity regarding Fed monetary policy, high market valuations and geopolitical disruptions.

4	|	DWS RREEF Global Infrastructure Fund

Within the infrastructure market, performance was mixed, both from a stock and sector level perspective. Overall weakness was most evident among transports and energy pipelines. European transports, specifically toll road and airport operators, underperformed as fundamental factors deteriorated. Within the North American energy pipeline sector, performance was mixed as commodity price volatility weighed on the broader energy complex. Elsewhere, South American transport stocks lagged, especially Mexican-based airport operators. Within the UK, political uncertainty put pressure on water utilities despite attractive valuations and a more stable regulatory backdrop. U.S. regulated utilities generally performed well, but weakness from California-based utilities weighed down the segment. Select Asia-Pacific issues posted favorable returns, in particular Japan and Hong Kong gas distribution companies.

“Overall,	we believe that the current environment for defensive infrastructure stocks is favorable, as these stocks feature cash flows that are largely insulated from economic disruptions and slowdowns in the business cycle.”

Positive Contributors to Fund Performance

During the period, the Fund benefited from strong stock selection within the European transport and utility segments as well as positive selection from North American waste-related and rail stocks. On a stock specific level, an underweight in the Italian toll road operator Atlantia SpA was among the largest relative contributors as Atlantia’s shares were hard hit following a catastrophic bridge collapse in Genoa, Italy. Also adding to relative performance was the Fund’s positioning in North American midstream energy stocks including ONEOK, Inc. and Targa Resources*. Lastly, exposure to Orsted AS, a non-benchmark utility based in Denmark, provided a boost to relative performance.

Negative Contributors to Fund Performance

Stock selection within the energy pipeline segment was the most significant detractor during the 12-month period, in particular the Fund’s exposure to Fairway Energy LP, a non-benchmark holding that was required to take a write-down to its valuation throughout 2018. Elsewhere, exposure to the California utility PG&E Corp. detracted as the company faces litigation stemming from recent California wildfires. In addition,

DWS RREEF Global Infrastructure Fund	|	5

exposure to the non-benchmark holding Corp. America Airports SA weighed on returns as the company’s shares were hurt by depreciation in the Argentine peso.

Outlook and Positioning

Our outlook for global infrastructure remains positive, given the stability of its cash flows and growth prospects. Going forward, we expect global growth to level off, which should be supportive of defensive infrastructure stocks on a relative basis. The Fund’s exposures across the infrastructure market are primarily driven by stock-specific catalysts, although we hold a stronger directional view in some sub-sectors. Within transports, valuations for European issues have corrected, but fundamentals are lackluster. Elsewhere, select transport stocks look attractive within Australia, India and Europe. Regarding the midstream energy segment, we expect weaker fundamentals in the short term. In addition, the communications segment retains strong fundamentals, especially the U.S. tower sector. In Europe, tower stocks appear attractive, while satellite issues have stabilized. For regulated utilities, UK stocks appear to have the most attractive value, supported by a favorable regulatory environment. In the United States, fundamental factors for utilities are stable, but valuations reflect this. Regarding Europe, utilities are trading at approximately fair value, but regulatory risks abound.

Overall, we believe that the current environment for defensive infrastructure stocks is favorable, as these stocks feature cash flows that are largely insulated from economic disruptions and slowdowns in the business cycle.

*	Not held in the portfolio as of December 31, 2018.

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2008.

–	Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

–	Head and Chief Investment Officer of Liquid Real Assets for DWS.

–	BS in Business Administration, University of Southern California.

6	|	DWS RREEF Global Infrastructure Fund

Francis X. Greywitt III, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2008.

–	Joined DWS in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 1999.

–	BBA, St. Bonaventure University; MBA, University of Chicago.

Manoj H. Patel, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2011.

–	Joined DWS in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 2002.

–	BS, Indiana University-Bloomington.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI World Index captures large- and mid-cap representation across 23 developed market countries. With 1,653 constituents, the index covers approximately 85% of the free-float-adjusted market capitalization in each country. The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business. The index intends to measure all sectors of the infrastructure market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means that the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means that the Fund holds a lower weighting.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.

DWS RREEF Global Infrastructure Fund	|	7

Performance Summary	December 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/18
Unadjusted for Sales Charge	–11.24%	1.87%	9.63%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–16.34%	0.67%	8.98%
MSCI World Index†	–8.71%	4.56%	9.67%
Dow Jones Brookfield Global Infrastructure Index††	–7.87%	3.63%	10.68%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/18
Unadjusted for Sales Charge	–11.24%	1.84%	9.59%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–13.46%	1.32%	9.32%
MSCI World Index†	–8.71%	4.56%	9.67%
Dow Jones Brookfield Global Infrastructure Index††	–7.87%	3.63%	10.68%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/18
Unadjusted for Sales Charge	–11.93%	1.11%	8.81%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–11.93%	1.11%	8.81%
MSCI World Index†	–8.71%	4.56%	9.67%
Dow Jones Brookfield Global Infrastructure Index††	–7.87%	3.63%	10.68%

Class R6	1-Year	Life of Class*

Average Annual Total Returns as of 12/31/18
No Sales Charges	–11.03%	–1.21%
MSCI World Index†	–8.71%	3.86%
Dow Jones Brookfield Global Infrastructure Index††	–7.87%	–0.75%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/18
No Sales Charges	–11.06%	2.08%	9.86%
MSCI World Index†	–8.71%	4.56%	9.67%
Dow Jones Brookfield Global Infrastructure Index††	–7.87%	3.63%	10.68%

8	|	DWS RREEF Global Infrastructure Fund

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/18
No Sales Charges	–11.06%	2.16%	9.95%
MSCI World Index†	–8.71%	4.56%	9.67%
Dow Jones Brookfield Global Infrastructure Index††	–7.87%	3.63%	10.68%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 1.40%, 1.36%, 2.15%, 1.04%, 1.19%, and 1.13% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS RREEF Global Infrastructure Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS RREEF Global Infrastructure Fund	|	9

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on August 25, 2014.

†

The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,653 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

††

The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
12/31/18	$13.06	$13.06	$12.90	$13.01	$13.01	$13.00
12/31/17	$15.03	$15.04	$14.85	$14.99	$14.97	$14.97

Distribution Information as of 12/31/18
Income Dividends, Twelve Months	$.30	$.31	$.19	$.35	$.32	$.33

10	|	DWS RREEF Global Infrastructure Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/18	12/31/17
Common Stocks	98%	95%
Master Limited Partnerships	1%	3%
Infrastructure Investment Trusts	1%	1%
Cash Equivalents	0%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
Utilities	43%	32%
Energy	23%	31%
Industrials	18%	22%
Real Estate	11%	13%
Communication Services	4%	1%
Financials	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
United States	46%	48%
Canada	13%	13%
Spain	12%	5%
United Kingdom	7%	8%
France	5%	7%
Australia	3%	5%
Hong Kong	3%	3%
Japan	2%	2%
Denmark	2%	—
Italy	2%	2%
Other	5%	7%
	100%	100%

DWS RREEF Global Infrastructure Fund	|	11

Ten Largest Equity Holdings at December 31, 2018 (49.5% of Net Assets)		Country	Percent
1	Crown Castle International Corp.	United States	6.6%
	Provider of wireless infrastructure
2	Sempra Energy	United States	6.5%
	Provider of electric and natural gas products and services
3	TransCanada Corp.	Canada	6.4%
	Provider of natural gas transmission and power services
4	Williams Companies, Inc.	United States	5.4%
	Integrated natural gas company that produces, gathers, processes and transports natural gas
5	Ferrovial SA	Spain	5.2%
	Industrial company in a range of sectors including construction, airport, toll road, and municipal services
6	American Tower Corp.	United States	4.8%
	Operator and developer of wireless communications and broadcast towers
7	Pembina Pipeline Corp.	Canada	4.4%
	Transporter, storer and marketer of petroleum products
8	American Water Works Co., Inc.	United States	3.9%
	Provider of drinking water, wastewater and other water-related services
9	NiSource, Inc.	United States	3.5%
	Provider of gas utilities
10	Cellnex Telecom SA	Spain	2.8%
	Operator of wireless telecommunications infrastructure and broadcast infrastructure

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 55 for contact information.

12	|	DWS RREEF Global Infrastructure Fund

Investment Portfolio	as of December 31, 2018

	Shares	Value ($)
Common Stocks 97.1%
Argentina 0.4%
Corp. America Airports SA* (Cost $15,901,630)	935,390	6,201,636

Australia 2.7%

APA Group (Units)	2,195,880	13,097,428

Atlas Arteria Ltd. (Units)	6,535,985	28,798,774

(Cost $45,440,881)		41,896,202

Canada 13.3%

Enbridge, Inc.	748,572	23,254,423

Keyera Corp. (a)	831,386	15,717,897

Pembina Pipeline Corp. (a)	2,295,589	68,117,719

TransCanada Corp. (a)	2,732,916	97,589,844

(Cost $234,452,314)		204,679,883

China 1.5%

China Tower Corp. Ltd. “H”, 144A*	38,376,000	7,259,987

ENN Energy Holdings Ltd.	1,727,240	15,282,901

(Cost $16,191,135)		22,542,888

Denmark 2.1%
Orsted AS 144A (Cost $29,132,846)	486,508	32,602,175

France 4.8%

Aeroports de Paris	58,990	11,211,313

Eutelsat Communications SA	318,942	6,296,256

Getlink SA	1,324,859	17,813,520

VINCI SA	475,688	39,283,343

(Cost $70,218,176)		74,604,432

Hong Kong 2.8%
Hong Kong & China Gas Co., Ltd. (Cost $32,255,588)	20,786,151	42,919,055

Italy 2.0%

Atlantia SpA	753,380	15,672,027

Terna Rete Elettrica Nazionale SpA	2,753,658	15,656,559

(Cost $31,226,665)		31,328,586

Japan 1.6%
Japan Airport Terminal Co., Ltd. (Cost $25,698,981)	698,200	24,184,490

Mexico 0.5%
Infraestructura Energetica Nova SAB de CV (Cost $7,581,127)	1,993,762	7,408,221

Netherlands 0.5%
Koninklijke Vopak NV (Cost $7,753,874)	176,905	8,055,353

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	13

	Shares	Value ($)
New Zealand 1.0%
Auckland International Airport Ltd. (Cost $13,955,901)	3,066,490	14,748,949

Spain 11.8%

Aena SME SA 144A	131,620	20,492,691

Cellnex Telecom SA 144A*	1,694,197	43,479,753

Ferrovial SA	3,908,401	79,338,049

Red Electrica Corp. SA	1,718,340	38,462,457

(Cost $165,456,108)		181,772,950

Switzerland 0.6%
Flughafen Zurich AG (Registered) (Cost $8,477,545)	51,610	8,559,878

United Kingdom 6.8%

National Grid PLC	3,162,840	30,801,174

Severn Trent PLC	1,658,273	38,411,558

United Utilities Group PLC	3,787,297	35,598,516

(Cost $126,274,921)		104,811,248

United States 44.7%

Ameren Corp.	594,090	38,752,491

American Tower Corp. (REIT)	465,533	73,642,665

American Water Works Co., Inc.	668,560	60,685,191

Atmos Energy Corp.	84,196	7,806,653

Cheniere Energy, Inc.*	264,758	15,671,026

Consolidated Edison, Inc.	201,747	15,425,576

Crown Castle International Corp. (REIT)	927,774	100,784,090

Edison International	606,659	34,440,031

Evergy, Inc.	436,783	24,796,171

FirstEnergy Corp.	414,170	15,552,084

Kinder Morgan, Inc.	802,856	12,347,925

NiSource, Inc.	2,119,747	53,735,586

ONEOK, Inc.	350,955	18,934,022

PG&E Corp.*	1,291,918	30,683,053

Sempra Energy	927,869	100,386,147

Williams Companies, Inc.	3,771,690	83,165,764

(Cost $579,094,143)		686,808,475
Total Common Stocks (Cost $1,409,111,835)		1,493,124,421

Master Limited Partnerships 1.2%
United States

Fairway Energy LP (Units), 144A* (b)	6,190,000	0

Magellan Midstream Partners LP	317,770	18,131,956

Total Master Limited Partnerships (Cost $84,128,078)		18,131,956

The accompanying notes are an integral part of the financial statements.

14	|	DWS RREEF Global Infrastructure Fund

	Shares	Value ($)

Infrastructure Investment Trusts 1.2%
India

India Grid Trust (Units), 144A	8,113,770	9,938,775

IRB InvIT Fund (Units), 144A	8,810,000	8,703,846

Infrastructure Investment Trusts (Cost $26,243,935)		18,642,621

Securities Lending Collateral 10.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (c) (d) (Cost $165,751,131)	165,751,131	165,751,131

Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 2.41% (c) (Cost $2,948,739)	2,948,739	2,948,739

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,688,183,718)	110.5	1,698,598,868
Other Assets and Liabilities, Net	(10.5)	(161,762,731)

Net Assets	100.0	1,536,836,137

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 10.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (c) (d)
76,751,142	88,999,989 (e)	—	—	—	530,834	—	165,751,131	165,751,131
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 2.41% (c)
19,327,198	722,129,209	738,507,668	—	—	228,169	—	2,948,739	2,948,739
96,078,340	811,129,198	738,507,668	—	—	759,003	—	168,699,870	168,699,870

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2018 amounted to $157,423,185, which is 10.2% of net assets.

(b)	Investment was valued using significant unobservable inputs.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	15

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$6,201,636	$—	$—	$6,201,636
Australia	—	41,896,202	—	41,896,202
Canada	204,679,883	—	—	204,679,883
China	—	22,542,888	—	22,542,888
Denmark	—	32,602,175	—	32,602,175
France	—	74,604,432	—	74,604,432
Hong Kong	—	42,919,055	—	42,919,055
Italy	—	31,328,586	—	31,328,586
Japan	—	24,184,490	—	24,184,490
Mexico	7,408,221	—	—	7,408,221
Netherlands	—	8,055,353	—	8,055,353
New Zealand	—	14,748,949	—	14,748,949
Spain	—	181,772,950	—	181,772,950
Switzerland	—	8,559,878	—	8,559,878
United Kingdom	—	104,811,248	—	104,811,248
United States	686,808,475	—	—	686,808,475
Master Limited Partnership	18,131,956	—	0	18,131,956
Infrastructure Investment Trusts	—	18,642,621	—	18,642,621
Short-Term Investments (f)	168,699,870	—	—	168,699,870
Total	$1,091,930,041	$606,668,827	$0	$1,698,598,868

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

16	|	DWS RREEF Global Infrastructure Fund

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments, for which significant unobservable inputs were used in determining value:

Master Limited Partnership
Balance as of December 31, 2017	49,598,143
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	(49,598,143)
Amortization of premium/accretion of discount	—
Purchases	—
(Sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of December 31, 2018	0
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	(49,598,143)

DWS RREEF Global Infrastructure Fund	|	17

Statement of Assets and Liabilities

as of December 31, 2018

Assets

Investments in non-affiliated securities, at value (cost $1,519,483,848) — including $157,423,185 of securities loaned	$1,529,898,998

Investment in DWS Government & Agency Securities Portfolio (cost $165,751,131)*	165,751,131
Investment in DWS Central Cash Management Government Fund (cost $2,948,739)	2,948,739
Cash	31
Foreign currency, at value (cost $1,140,962)	1,157,763
Receivable for investments sold	25,989,522
Receivable for Fund shares sold	3,883,573
Dividends receivable	5,240,737
Interest receivable	32,173
Foreign taxes recoverable	284,127
Other assets	67,299
Total assets	1,735,254,093

Liabilities
Payable upon return of securities loaned	165,751,131
Payable for investments purchased	14,068,990
Payable for Fund shares redeemed	15,782,838
Accrued management fee	1,315,478
Accrued Directors’ fees	53,164
Other accrued expenses and payables	1,446,355
Total liabilities	198,417,956
Net assets, at value	$1,536,836,137

Net Assets Consist of
Distributable earnings (loss)	(20,589,661)
Paid-in capital	1,557,425,798
Net assets, at value	$1,536,836,137

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

18	|	DWS RREEF Global Infrastructure Fund

Statement of Assets and Liabilities as of December 31, 2018 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($261,925,677 ÷ 20,058,982 outstanding shares of capital stock, $.01 par value, 350,000,000 shares authorized)	$13.06

Maximum offering price per share (100 ÷ 94.25 of $13.06)	$13.86
Class T

Net Asset Value, and redemption price per share ($8,995 ÷ 688.5 outstanding shares of capital stock, $.01 par value, 50,000,000 shares authorized)	$13.06

Maximum offering price per share (100 ÷ 97.50 of $13.06)	$13.39
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($277,819,152 ÷ 21,538,650 outstanding shares of capital stock, $.01 par value, 200,000,000 shares authorized)	$12.90
Class R6

Net Asset Value, offering and redemption price per share ($2,038,358 ÷ 156,631 shares of capital stock, $.01 par value, 50,000,000 shares authorized)	$13.01
Class S

Net Asset Value, offering and redemption price per share ($612,338,977 ÷ 47,067,922 outstanding shares of capital stock, $.01 par value, 500,000,000 shares authorized)	$13.01
Institutional Class

Net Asset Value, offering and redemption price per share ($382,704,978 ÷ 29,442,844 outstanding shares of capital stock, $.01 par value, 250,000,000 shares authorized)	$13.00

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	19

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:

Dividends (net of foreign taxes withheld of $3,146,176)	$79,936,657
Income distributions — DWS Central Cash Management Government Fund	228,169
Securities lending income, net of borrower rebates	530,834
Total income	80,695,660
Expenses:

Management fee	21,076,333
Administration fee	2,353,108
Services to shareholders	2,917,837
Distribution and service fees	4,823,333
Custodian fee	441,671
Professional fees	128,292
Reports to shareholders	240,448
Registration fees	124,756
Directors’ fees and expenses	110,673
Other	158,174
Total expenses before expense reductions	32,374,625
Expense reductions	(97,487)
Total expenses after expense reductions	32,277,138
Net investment income	48,418,522

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	114,769,270
Foreign currency	(866,273)
113,902,997
Change in net unrealized appreciation (depreciation) on:

Investments	(428,789,584)
Foreign currency	(32,915)
(428,822,499)
Net gain (loss)	(314,919,502)
Net increase (decrease) in net assets resulting from operations	$(266,500,980)

The accompanying notes are an integral part of the financial statements.

20	|	DWS RREEF Global Infrastructure Fund

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:

Net investment income (loss)	$48,418,522	$75,880,376
Net realized gain (loss)	113,902,997	154,596,477
Change in net unrealized appreciation (depreciation)	(428,822,499)	210,329,762
Net increase (decrease) in net assets resulting from operations	(266,500,980)	440,806,615
Distributions to shareholders:

Class A	(7,198,595)	(10,249,368)
Class T	(408)	(156)*
Class C	(4,779,141)	(5,950,318)
Class R6	(58,561)	(56,482)
Class S	(20,384,470)	(33,973,771)
Institutional Class	(12,367,241)	(14,866,771)
Total distributions	(44,788,416)	(65,096,866)**
Fund share transactions:

Proceeds from shares sold	407,977,405	1,151,281,164
Reinvestment of distributions	39,016,790	57,530,123
Payments for shares redeemed	(1,857,253,513)	(1,795,941,553)
Redemption fees	—	581
Net increase (decrease) in net assets from Fund share transactions	(1,410,259,318)	(587,129,685)
Increase (decrease) in net assets	(1,721,548,714)	(211,419,936)
Net assets at beginning of period	3,258,384,851	3,469,804,787

Net assets at end of period	$1,536,836,137	$3,258,384,851 ***

*	For the period from June 5, 2017 (commencement of operations of Class T) to December 31, 2017.

**	Includes distributions from net investment income.

***	Includes undistributed net investment income of $33,358,533.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	21

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$15.03	$13.52	$12.63	$14.97	$13.43
Income (loss) from investment operations:

Net investment income[a]	.29	.28	.23	.20	.20
Net realized and unrealized gain (loss)	(1.96)	1.50	.80	(2.35)	2.20
Total from investment operations	(1.67)	1.78	1.03	(2.15)	2.40
Less distributions from:

Net investment income	(.30)	(.27)	(.14)	(.17)	(.17)
Net realized gains	—	—	—	(.02)	(.69)
Total distributions	(.30)	(.27)	(.14)	(.19)	(.86)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$13.06	$15.03	$13.52	$12.63	$14.97
Total Return (%)[b]	(11.24)[c]	13.23	8.11	(14.40)	17.95

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	262	511	901	1,077	1,615
Ratio of expenses before expense reductions (%)	1.41	1.40	1.39	1.38	1.37
Ratio of expenses after expense reductions (%)	1.39	1.40	1.39	1.38	1.37
Ratio of net investment income (%)	2.06	1.95	1.70	1.39	1.37
Portfolio turnover rate (%)	78	68	86	136	114

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	|	DWS RREEF Global Infrastructure Fund

	Year Ended	Period Ended
Class T	12/31/18	12/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$15.04	$15.08
Income (loss) from investment operations:

Net investment income[b]	.33	.15
Net realized and unrealized gain (loss)	(2.00)	.04
Total from investment operations	(1.67)	.19
Less distributions from:

Net investment income	(.31)	(.23)
Net asset value, end of period	$13.06	$15.04
Total Return (%)[c],d	(11.24)	1.31	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	9	10
Ratio of expenses before expense reductions (%)	1.41	1.36	*
Ratio of expenses after expense reductions (%)	1.35	1.32	*
Ratio of net investment income (%)	2.28	1.75	*
Portfolio turnover rate (%)	78	68	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to December 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	23

	Years Ended December 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$14.85	$13.35	$12.52	$14.88	$13.40
Income (loss) from investment operations:
Net investment income[a]	.18	.20	.13	.09	.09
Net realized and unrealized gain (loss)	(1.94)	1.46	.78	(2.32)	2.19
Total from investment operations	(1.76)	1.66	.91	(2.23)	2.28
Less distributions from:

Net investment income	(.19)	(.16)	(.08)	(.11)	(.11)
Net realized gains	—	—	—	(.02)	(.69)
Total distributions	(.19)	(.16)	(.08)	(.13)	(.80)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$12.90	$14.85	$13.35	$12.52	$14.88
Total Return (%)[b]	(11.93)[c]	12.45	7.26	(15.01)	17.07

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	278	511	601	694	884
Ratio of expenses before expense reductions (%)	2.15	2.15	2.15	2.15	2.13
Ratio of expenses after expense reductions (%)	2.14	2.15	2.15	2.15	2.13
Ratio of net investment income (%)	1.31	1.38	.95	.66	.59
Portfolio turnover rate (%)	78	68	86	136	114

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS RREEF Global Infrastructure Fund

	Years Ended December 31,					Period Ended
Class R6	2018	2017	2016		2015	12/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$14.99	$13.48	$12.57		$14.91	$15.59
Income (loss) from investment operations:

Net investment income[b]	.34	.37	.31		.29	.15
Net realized and unrealized gain (loss)	(1.97)	1.46	.77		(2.40)	(.05)
Total from investment operations	(1.63)	1.83	1.08		(2.11)	.10
Less distributions from:

Net investment income	(.35)	(.32)	(.17)		(.21)	(.11)
Net realized gains	—	—	—		(.02)	(.67)
Total distributions	(.35)	(.32)	(.17)		(.23)	(.78)
Redemption fees	—	.00 ***	.00	***	.00 ***	.00	***
Net asset value, end of period	$13.01	$14.99	$13.48		$12.57	$14.91
Total Return (%)	(11.03)	13.66	8.58	[c]	(14.22)[c]	.69	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	2		1	.1
Ratio of expenses before expense reductions (%)	1.07	1.04	1.20		1.51	1.06	*
Ratio of expenses after expense reductions (%)	1.07	1.04	1.03		1.15	1.06	*
Ratio of net investment income (%)	2.42	2.53	2.26		2.10	3.32	*
Portfolio turnover rate (%)	78	68	86		136	114	[d]

[a]	For the period from August 25, 2014 (commencement of operations) to December 31, 2014.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2014.

*	Annualized

**	Not annualized

***	Amount is less than $0.005.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	25

	Years Ended December 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$14.97	$13.47	$12.58	$14.91	$13.37
Income (loss) from investment operations:

Net investment income[a]	.32	.35	.26	.22	.23
Net realized and unrealized gain (loss)	(1.96)	1.46	.79	(2.33)	2.19
Total from investment operations	(1.64)	1.81	1.05	(2.11)	2.42
Less distributions from:

Net investment income	(.32)	(.31)	(.16)	(.20)	(.19)
Net realized gains	—	—	—	(.02)	(.69)
Total distributions	(.32)	(.31)	(.16)	(.22)	(.88)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$13.01	$14.97	$13.47	$12.58	$14.91
Total Return (%)	(11.06)	13.45	8.33	(14.22)	18.19

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	612	1,533	1,328	1,405	2,483
Ratio of expenses (%)	1.20	1.19	1.18	1.20	1.18
Ratio of net investment income (%)	2.21	2.42	1.93	1.55	1.52
Portfolio turnover rate (%)	78	68	86	136	114

[a]	Based on average shares outstanding during the period.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS RREEF Global Infrastructure Fund

	Years Ended December 31,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$14.97	$13.46	$12.58	$14.90	$13.37
Income (loss) from investment operations:

Net investment income[a]	.33	.36	.27	.24	.24
Net realized and unrealized gain (loss)	(1.97)	1.46	.79	(2.33)	2.19
Total from investment operations	(1.64)	1.82	1.06	(2.09)	2.43
Less distributions from:

Net investment income	(.33)	(.31)	(.18)	(.21)	(.21)
Net realized gains	—	—	—	(.02)	(.69)
Total distributions	(.33)	(.31)	(.18)	(.23)	(.90)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$13.00	$14.97	$13.46	$12.58	$14.90
Total Return (%)	(11.06)	13.61	8.38	(14.09)	18.26

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	383	701	638	763	1,070
Ratio of expenses (%)	1.14	1.13	1.11	1.09	1.09
Ratio of net investment income (%)	2.30	2.43	1.97	1.70	1.61
Portfolio turnover rate (%)	78	68	86	136	114

[a]	Based on average shares outstanding during the period.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	27

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF Global Infrastructure Fund (formerly Deutsche Global Infrastructure Fund) (the “Fund”) is a non-diversified series of Deutsche DWS Global/International Fund, Inc. (formerly Deutsche Global/International Fund, Inc.) (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Effective October 1, 2018, Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards

28	|	DWS RREEF Global Infrastructure Fund

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair

DWS RREEF Global Infrastructure Fund	|	29

value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of December 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be

30	|	DWS RREEF Global Infrastructure Fund

risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

DWS RREEF Global Infrastructure Fund	|	31

At December 31, 2018, the Fund had net tax basis capital loss carryforwards of approximately $15,120,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax return for the prior three years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$18,980,224
Capital loss carryforwards	$(15,120,000)
Net unrealized appreciation (depreciation) on investments	$(24,398,715)

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $1,554,297,713. The net unrealized depreciation for all investments based on tax cost was $24,398,715. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $172,033,848 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $196,432,563.

32	|	DWS RREEF Global Infrastructure Fund

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$44,788,416	$65,096,866

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized

DWS RREEF Global Infrastructure Fund	|	33

gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $1,832,643,635 and $3,223,190,144, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

RREEF America L.L.C. (“RREEF”), also an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2 billion of the Fund’s average daily net assets	.900%
Next $2 billion of such net assets	.875%
Next $2 billion of such net assets	.825%
Next $2 billion of such net assets	.775%
Over $8 billion of such net assets	.750%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.90% of the Fund’s average daily net assets.

For the period from January 1, 2018 through April 30, 2018 and for the period from May 1, 2018 through September 30,2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.11% and 1.15%, respectively, for Class R6 shares.

34	|	DWS RREEF Global Infrastructure Fund

For the period from January 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.40%
Class T	1.40%
Class C	2.15%
Class S	1.25%
Class Institutional	1.15%

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.37%
Class T	1.37%
Class C	2.12%
Class R6	1.12%
Class S	1.22%
Class Institutional	1.12%

For the year ended December 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$54,877
Class T	10
Class C	42,600
$97,487

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $2,353,108, of which $141,234 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain

DWS RREEF Global Infrastructure Fund	|	35

transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2018

Class A	$29,787	$4,799
Class T	25	3
Class C	15,736	2,655
Class R6	530	82
Class S	36,061	5,709
Institutional Class	15,839	2,814
	$97,978	$16,062

In addition, for the year ended December 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	381,543
Class T	6
Class C	380,880
Class S	1,438,006
Institutional Class	487,166
2,687,601

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2018
Class C	$2,922,586	$187,543

In addition, DDI provides information and administration services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these

36	|	DWS RREEF Global Infrastructure Fund

services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2018	Annual Rate
Class A	$926,832	$117,897	.25%
Class T	30	3	.18%
Class C	973,885	126,716	.25%
	$1,900,747	$244,616

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2018 aggregated $36,805.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C shares. For the year ended December 31, 2018, the CDSC for Class C shares aggregated $25,862. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2018, DDI received $15,406 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $20,507, of which $12,307 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund

DWS RREEF Global Infrastructure Fund	|	37

pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	2,376,951	$34,002,483	6,266,122		$89,840,067
Class T	1,049	15,000	664	*	10,000	*
Class C	648,483	9,178,678	2,234,246		31,946,958
Class R6	20,092	287,271	42,710		620,780
Class S	10,126,838	144,801,609	51,910,424		739,122,858
Institutional Class	15,354,926	219,692,364	19,886,653		289,740,501
		$407,977,405			$1,151,281,164

Shares issued to shareholders in reinvestment of distributions
Class A	471,813	$6,627,205	645,145		$9,543,751
Class T	29	408	10.5	*	156	*
Class C	301,180	4,182,182	352,774		5,174,032
Class R6	2,253	31,553	2,112		31,194
Class S	1,177,062	16,479,943	1,935,412		28,527,650
Institutional Class	836,435	11,695,499	967,253		14,253,340
		$39,016,790			$57,530,123

38	|	DWS RREEF Global Infrastructure Fund

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(16,779,179)	$(240,495,826)	(39,532,013)	$(562,187,109)
Class T	(1,063)	(14,954)	—	—
Class C	(13,838,338)	(194,480,669)	(13,139,419)	(189,210,876)
Class R6	(43,486)	(608,808)	(38,644)	(558,671)
Class S	(66,599,826)	(947,158,219)	(50,103,396)	(731,336,192)
Institutional Class	(33,560,830)	(474,495,037)	(21,456,038)	(312,648,705)
		$(1,857,253,513)		$(1,795,941,553)

Redemption fees		$—		$581

Net increase (decrease)
Class A	(13,930,415)	$(199,866,138)	(32,620,746)	$(462,803,162)
Class T	15	454	674 *	10,156 *
Class C	(12,888,675)	(181,119,809)	(10,552,399)	(152,089,515)
Class R6	(21,141)	(289,984)	6,178	93,307
Class S	(55,295,926)	(785,876,667)	3,742,440	36,314,316
Institutional Class	(17,369,469)	(243,107,174)	(602,132)	(8,654,787)
		$(1,410,259,318)		$(587,129,685)

*	For the period from June 5, 2017 (commencement of operations of Class T) to December 31, 2017.

F. Global Infrastructure Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund’s performance. The Fund invests primarily in the securities of infrastructure-related companies, and will therefore be susceptible to adverse economic, business, regulatory or other occurrences affecting infrastructure-related companies. Infrastructure related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.

DWS RREEF Global Infrastructure Fund	|	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS RREEF Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS RREEF Global Infrastructure Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

40	|	DWS RREEF Global Infrastructure Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2019

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS RREEF Global Infrastructure Fund	|	41

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, Class T and Class C limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

42	|	DWS RREEF Global Infrastructure Fund

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$917.20	$916.80	$913.30	$917.80	$918.30	$918.00
Expenses Paid per $1,000*	$6.72	$6.52	$10.27	$5.22	$5.51	$5.46

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,018.20	$1,018.40	$1,014.47	$1,019.76	$1,019.46	$1,019.51
Expenses Paid per $1,000*	$7.07	$6.87	$10.82	$5.50	$5.80	$5.75

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS RREEF Global Infrastructure Fund	1.39%	1.35%	2.13%	1.08%	1.14%	1.13%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

DWS RREEF Global Infrastructure Fund	|	43

Tax Information	(Unaudited)

For corporate shareholders, 45% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2018, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $39,800,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

44	|	DWS RREEF Global Infrastructure Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS RREEF Global Infrastructure Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2018.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its

DWS RREEF Global Infrastructure Fund	|	45

inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance

46	|	DWS RREEF Global Infrastructure Fund

(Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and RREEF the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages institutional accounts comparable to the Fund, but that DWS Group does not manage any comparable DWS Europe Funds. The

DWS RREEF Global Infrastructure Fund	|	47

Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the

48	|	DWS RREEF Global Infrastructure Fund

Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS RREEF Global Infrastructure Fund	|	49

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago

		82	Portland General Electric[2] (utility company) (2003– present)

50	|	DWS RREEF Global Infrastructure Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

DWS RREEF Global Infrastructure Fund	|	51

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)

		82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—

52	|	DWS RREEF Global Infrastructure Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS RREEF Global Infrastructure Fund	|	53

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

54	|	DWS RREEF Global Infrastructure Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). This Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS RREEF Global Infrastructure Fund	|	55

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group. RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	TOLLX	TOLTX	TOLCX	TOLSX	TOLIX
CUSIP Number	25156A 874	25156A 577	25156A 866	25156A 809	25156A 858
Fund Number	456	1756	756	2156	1456

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	TOLZX
CUSIP Number	25156A 718
Fund Number	1656

56	|	DWS RREEF Global Infrastructure Fund

Notes

DRGIF-2

(R-025785-8 2/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREeF Global infrastructure Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$74,847	$0	$0	$8,538
2017	$73,445	$0	$0	$15,000

“All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$8,538	$0	$0	$8,538
2017	$15,000	$0	$0	$15,000

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Infrastructure Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	3/1/2019